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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


[X] CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): December 21, 1998


                         Commission File Number: 0-19117


                      IMMULOGIC PHARMACEUTICAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                                    13-3397957
-------------------------------             ------------------------------------
(state or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)
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               610 Lincoln Street, Waltham, MA            02154
           ---------------------------------------      ---------
           (Address of principal executive offices)     (zip code)


                                 (781) 466-6000
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On December 21, 1998, ImmuLogic Pharmaceutical Corporation (the
"Registrant") issued a press release entitled "ImmuLogic Announces Sale of Its
Drugs of Addiction Vaccine Programs to Cantab Pharmaceuticals," a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          /s/ J. Joseph Marr
                                          --------------------------------------
                                          J. Joseph Marr, M.D.
                                          President and Chief Executive Officer


Date:  December 21, 1998